GREAT-WEST FUNDS, INC.

Great-West Core Bond Fund

Institutional Class Ticker: MXIUX

Investor Class Ticker: MXFDX

(the “Fund”)

Supplement dated June 29, 2021 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated April 30, 2021, as supplemented.

Wellington Management Company LLP currently serves as sub-adviser to the Fund. At meetings held on June 9-10, 2021 the Board of Directors of Great-West Funds, Inc. (“Great-West Funds”), including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Board”), approved hiring Goldman Sachs Asset Management, L.P. (“GSAM”) as an additional sub-adviser to the Fund effective July 9, 2021 (the “Effective Date”).

On the Effective Date the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

Under the header “Fund Summary”, in the section entitled “Principal Investment Strategies” of the Prospectus and Summary Prospectus, the section is hereby deleted in its entirety and replaced with the following:

Below is a summary of the principal investment strategies of the Fund.

The Fund will, under normal circumstances, invest 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities, including mortgage-backed securities, to be announced (“TBA”)/when issued (“WI”) securities and reverse repurchase agreements, corporate fixed income securities, U.S. government obligations, municipal securities and asset-backed securities, including collateralized loan obligations (“CLOs”). The Fund may also purchase interests in bank loans.

A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Domestic below investment grade fixed income securities include both convertible and high yield corporate fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. dollars. If a security is downgraded below any minimum quality grade, the portfolio managers will re-evaluate the security, but will not be required to sell it.

The Fund may invest in derivatives, including but not limited to, interest rate, inflation, and total return forward rate agreements, deliverable and non-deliverable bond and currency forward contracts, interest and bond rate futures, interest rate, bond and swap options, credit default swaps and credit default swap indices, interest rate, inflation, and total return swaps. The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment.

The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund seeks the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.

Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by two sub-advisers: Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). GSAM seeks to provide total return consisting of capital appreciation and income. GSAM employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors with traditional fundamental factors. Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index with equivalent or lower levels of risk. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to GSAM and a 50% allocation of the Fund’s assets to Wellington. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

Under the header “Fund Summary”, in the section entitled “Principal Investment Risks” of the Prospectus and Summary Prospectus, the following risks are being added:

Collateralized Loan Obligations Risk - In addition to the normal risks associated with loan- and credit-related securities such as interest rate risk and default risk, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Short Position Risk - The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the Sub-Advisers’ security selection processes may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.

Under the header “Fund Summary”, in the section entitled “Sub-Advisers” of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

Sub-Advisers

GSAM and Wellington

Under the header “Fund Summary”, in the section entitled “Portfolio Managers” of the Prospectus and Summary Prospectus, the table is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Title	Portfolio Manager of the Fund Since
GSAM
Michael Swell, CFA	Managing Director, Co-Head Global	2021
Ron Arons, CFA	Managing Director, Portfolio Manager	2021

Paul Seary, CFA	Vice President, Portfolio Manager	2021
Wellington
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Campe Goodman, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2017
Robert D. Burn, CFA	Managing Director and Fixed Income Portfolio Manager	2017

Under the header “More Information about the Fund,” in the section entitled “Principal Investment Strategies” of the Prospectus, the section is hereby deleted in its entirety and replaced with the following:

The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.

The Fund will, under normal circumstances, invest 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities. Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest and must repay the amount borrowed at maturity. The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities, including mortgage-backed securities, TBA/WI securities and reverse repurchase agreements, corporate fixed income securities, U.S. government obligations, municipal securities and asset-backed securities, including CLOs.

Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings (“S&P”) or which have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are judged to be of comparable quality as determined by the portfolio managers based on their credit assessment. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.

Mortgage-backed securities represent interests in “pools” of mortgages held in trust. A TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. WI transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. Corporate bonds are issued by corporations whereas U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.

A reverse repurchase agreement involves a sale by the Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.

Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The Fund may also purchase interests in bank loans. Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings.

A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Below investment grade securities are rated BB or lower by S&P, or have a comparable rating from another NRSRO, or are of comparable quality if unrated. Domestic below investment grade fixed income securities include both convertible and high yield corporate fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. dollars.

The Fund may invest in derivatives, including but not limited to, interest rate, inflation, and total return forward rate agreements, deliverable and non-deliverable bond and currency forward contracts; interest and bond rate futures, interest rate, bond and swap options, credit default swaps and credit default swap indices, interest rate, inflation, and total return swaps. The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivative contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.

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A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

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Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

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An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified exercise price during a period of time or on a specified date.

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A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre- determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.

The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund seeks the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.

GWCM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM and Wellington. GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to GSAM and a 50% allocation of the Fund’s assets to Wellington. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.

GSAM seeks to provide total return consisting of capital appreciation and income. GSAM employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process. GSAM implements its investment philosophy through an investment process that seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) a fundamental investment process; (3) generating investment views and strategies; (4) constructing the portfolio; and (5) implementing dynamic adjustments based on market conditions.

Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index with equivalent or lower levels of risk. Wellington has an investment philosophy based on three key tenets: diversification, specialization, and risk control. To select securities, Wellington employs a disciplined investment process that combines top-down strategy with bottom-up fundamental research supported at each step with rigorous risk controls.

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Risks” of the Prospectus, the following risks are being added:

Collateralized Loan Obligations Risk - In addition to the normal risks associated with loan- and credit-related securities such as interest rate risk and default risk, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs principally consist of senior tranches and, to a lesser extent, mezzanine tranches.

Reverse Repurchase Agreements Risk - Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Furthermore, reverse repurchase agreements involve the risks that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.

Short Position Risk - The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. Short positions may be considered speculative transactions and involve special risks, including greater reliance on a Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument.

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the Sub-Advisers’ security selection processes may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs.

Under the header “Management and Organization”, in the section entitled “Sub-Adviser” of the Prospectus, the section is hereby deleted in its entirety and replaced with the following:

Sub-Advisers

Listed below are the Sub-Advisers and their respective portfolio managers that have responsibility for the day-to-day management of the Fund.

GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

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Michael Swell, CFA is the Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. He joined GSAM in 2007 as a Managing Director and the Head of Structured Products.

•	Ron Arons, CFA is a senior portfolio manager focused on multi-sector fixed income strategies. He joined the GSAM Fixed Income Team in 2010 as a Managing Director.

•	Paul Seary, CFA is a senior portfolio manager focused on multi-sector fixed income strategies. He joined the GSAM Fixed Income Team in 2009 as a Vice President.

Wellington, a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210, is registered as an investment adviser pursuant to the Advisers Act. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years.

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Joseph F. Marvan, CFA is a Senior Managing Director and Fixed Income Portfolio Manager. Mr. Marvan has served as lead Portfolio Manager for the Fund since 2017. Mr. Marvan joined Wellington as an investment professional in 2003.

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Campe Goodman, CFA is a Senior Managing Director and Fixed Income Portfolio Manager. Mr. Goodman has been involved in portfolio management and securities analysis for the Fund since 2017. Mr. Goodman joined Wellington as an investment professional in 2000.

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Robert D. Burn, CFA is a Managing Director and Fixed Income Portfolio Manager. Mr. Burn has been involved in portfolio management and securities analysis for the Fund since 2017. Mr. Burn joined Wellington as an investment professional in 2007.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above.

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified. GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

In the section entitled “Sub-Advisers,” following “GOLDMAN SACHS ASSET MANAGEMENT, L.P.” of the SAI, the first two paragraph are hereby deleted in their entirety and replaced with the following:

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as a Sub-Adviser to the Great-West Core Bond Fund and is the Sub-Adviser to the Great-West Inflation-Protected Securities and Great-West Mid Cap Value Funds pursuant to a Sub-Advisory Agreement among the Funds, GWCM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”).

GWCM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.14% on the first $100 million of assets, 0.11% on the Fund’s next $150 million of assets, and 0.10% thereafter for the Great-West Core Bond Fund; 0.12% of the average daily net asset value on the Fund’s first $100 million of assets, 0.09% on the Fund’s next $400 million of assets, and 0.08% thereafter for the Great-West Inflation-Protected Securities Fund, and 0.38% of the average daily net asset value on the Fund’s first $100 million of assets, 0.34% on the Fund’s next $600 million of assets, and 0.30% thereafter for the Great-West Mid Cap Value Fund.

Under the “Other Accounts Managed” sub-section of the Goldman Sachs Asset Management, L.P. section of the SAI, the following is hereby incorporated:

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Great-West Core Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2021.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Michael Swell, CFA*	86	$416,601	312	$255,621	29,657	$582,899	0	$0	41	$13,603	32	$17,068
Ron Arons, CFA*	26	$7,050	27	$10,314	5,344	$289,012	0	$0	7	$919	7	$1,890
Paul Seary, CFA*	18	$5,509	6	$1,534	2,979	$135,297	0	$0	4	$41	1	$163

*   Messrs. Swell, Arons and Seary were added as portfolio managers of the Fund on July 9, 2021.

Under the “Ownership of Securities” sub-section of the Goldman Sachs Asset Management, L.P. section of the SAI, the disclosure is hereby deleted in its entirety and replaced with the following:

The portfolio managers did not own any shares of the Funds as of July 9, 2021.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary Prospectus and SAI for the Fund, each dated April 30, 2021, as supplemented.

Please keep this Supplement for future reference.